Exhibit 99.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission.  Asterisks denote omissions.

THIRD AMENDMENT dated and effective as of February 1, 2005
To the
REFERRAL MARKETING AGREEMENT
Between
CHARTER ONE BANK, N.A.,
THE FIRST MARBLEHEAD CORPORATION,
And
COLLEGIATE FUNDING SERVICES, L.L.C.

This Third Amendment (this “Amendment”) is entered into as of the 1st day of February, 2005 by and between Charter One Bank, N.A. (“Bank”) The First Marblehead Corporation (“Program Manager”), and Collegiate Funding Services, L.L.C. (“Marketer”) to amend the Marketing Agreement between Bank, Program Manager and Marketer dated May 15, 2002 (“Agreement”) as amended by Amendments to the Agreement dated December 6, 2002 and May 1, 2003;

WHEREAS, the Agreement will terminate on May 1, 2005 if terminated by either of the parties pursuant to Paragraph 10.01 of the Agreement; and

WHEREAS, for the mutual benefit of the parties, the Bank, Program Manager, and Marketer have agreed to amend the Agreement to extend the term of the Agreement until July 1, 2007, upon certain terms and conditions as set forth below;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, it is hereby agreed as follows:

1.             A defined term “Alternative Student Loans” is added to the Agreement as follows:

“‘Alternative Student Loan’ means an education loan made to a student or parent to finance costs of higher education, which loan is not insured or guaranteed by any agency of the United States or of any State.”

2.             Section 2.01 shall be amended to read in its entirety as follows:

“Marketer shall perform the services described in Exhibit B. Marketing Materials shall be subject to the prior prompt review and approval by Program Manager and Bank.  Program Manager and Bank shall complete their review of new Marketing Materials within five (5) Business Days after receipt from Marketer.  Marketer shall provide revised proofs responsive to comments from

Program Manager and Bank, who in turn shall respond to revisions within two (2) Business Days.  Before publishing any Marketing Materials, Marketer shall make all changes identified by counsel for Program Manager and/or Bank as legally required.  Review of Marketing Materials shall be coordinated through the Marketing Coordinator designated in Exhibit B.  Marketer shall report monthly to Program Manager with respect to marketing efforts conducted by it as described in Exhibit B and shall provide reasonable advance notice of all material marketer campaigns.”

3.             A new Section 2.05 is added that reads as follows:

“2.05                       Denied Referral Loan Applications.  If a joint marketing agreement is negotiated and executed between Marketer and Bank and all other legal requirements are satisfied, Marketer shall have the right to solicit any CFS Loan applicant who is denied a Referral Loan by Bank for a federal Stafford or PLUS loan (made under Title IV of the Higher Education Act of 1965, as amended) or for other Alternative Education Loans or credit-based products that do not conform to Program Descriptions as set forth in Exhibit A (“Denial Solicitations”). Marketer and Bank shall bear all responsibility to ensure that Denial Solicitations comply with all applicable federal and state laws and regulations and Program Manager shall have no compliance responsibility or liability of any kind in connection with Denial Solicitations.”

4.             A new section 2.06 is added that reads as follows:

“2.06.                      Minimum Expenditures in Marketing Effort.  Beginning May 1, 2005, Marketer agrees that it shall spend at least [**] dollars ($[**]) in the period between May 1, 2005 through April 30, 2006; and at least [**] dollars ($[**]) between May 1, 2006 through July 1, 2007) in its efforts to market CFS Loans.  An officer of Marketer shall certify that it has satisfied its expenditures under this Section 2.06 upon the written request of Bank or Program Manager and Program Manager shall have the right upon reasonable prior written notice to audit the books and records of Marketer during Marketer’s normal business hours to verify Marketer’s compliance with this Section 2.06.”

5.                                       An new Section 2.07 shall be added to the Agreement that reads as follows:

“2.07.                      Marketing Program Development & Information.  Marketer and Program Manager agree to meet each quarter to discuss the Marketer’s projected marketing activity.  In preparation of said quarterly meetings, Marketer shall provide Program Manager with estimates that include expected telephone responses and expected applications along with the timing of mailings, telemarketing and other direct marketing programs for the quarter. All parties shall consult in good faith regarding reasonable marketing schedule modifications requested by any of the parties to avoid application concentration.”

6.             A new Section 2.08 shall be added to the Agreement that reads as follows:

“2.08       Bank and Program Manager agree to consult with Marketer regarding the annual revisions to the Program Descriptions, which revisions shall be conducted in accordance with the procedure set forth in section 6 of the Guaranty Agreement between Bank and TERI, as in effect from time to time (“Guaranty Agreement”). Marketer understands and agrees that the Bank and TERI shall have the right set forth in the Guaranty Agreement to adopt revisions to the Program Descriptions, including but not limited to the guaranty fees that TERI charges for CFS Loans. Bank and TERI shall notify Marketer at least 30 days prior to the effective date of any revision to the Program Descriptions and shall make every effort to time any revisions to the Program Descriptions to the date of compensation changes made in accordance with Section 3.01. Program Manager agrees that its commitment to purchase CFS Loans applies to each CFS Loan originated in accordance with the Program Descriptions through and after termination of this Agreement.  Bank agrees, in consideration of Program Manager’s role in arranging the purchase of CFS Loans in Securitization Transactions, that no change shall be made in the Program Descriptions, including the interest rate, origination fees, and consumer loan terms and conditions, without Program Manager’s prior written consent, which consent shall not be unreasonably withheld.”

7.             The first sentence of Section 7.01 (d) is hereby amended and replaced with the following:

“7.01(d).                 Program Manager shall cause its subsidiary, First Marblehead Education Resources, Inc (“FMER”) to engage a mutually agreed upon third party agent to receive inbound calls from potential borrowers, including the taking of telephone applications and the communication and disclosure of information regarding the CFS Loan Program (the third party agent referred to as “Call Vendor”). On any inbound call from potential borrowers regarding a CFS Loan, the Call Vendor shall not cross-sell any other student loan product; provided however that the Call Vendor may, if the Borrower is denied a Referral Loan by Bank, and a joint marketing agreement is reached between the Bank and the Marketer, solicit said borrower for those student loans listed in Section 2.05 of this Agreement.”

8.             Section 8.01 of the Agreement is hereby amended and restated to read in its entirety as follows:

“8.01       Marketer, Bank and Program Manager shall not use, or permit any of its affiliates, or any of their respective directors, officers, employees, agents, consultants or advisors to use, any data or information concerning any other party to this Agreement, including, without limitation any information made available to it in connection with its performance under this Agreement (such as information about borrowers), for any purpose other than performance of its obligations under this Agreement.  Marketer, Bank and Program Manager shall hold, and shall cause its affiliates, and all of their respective directors, officers, employees, agents, consultants and advisors to hold, in strictest confidence, unless compelled to disclose by judicial or administrative process or other requirement of law, all non-public records, books, contracts, reports, instruments, computer data and other data and information (collectively “Information”) concerning its performance under this Agreement, any borrower or CFS Loan related to this Agreement,  or any other party to this Agreement that was furnished or made available to it by another party to this Agreement.  All such Information shall be kept confidential, except to the extent that such Information can be shown to have been

(a)           Previously known by a party on a non-confidential basis,

(b)           Available to such party on a non-confidential basis from a source other than the disclosing party,

(c)           In the public domain through no fault of such party, or

(d)           Later lawfully acquired from other sources by a party.

Marketer, Bank and Program Manager shall not release or disclose Information to any person, except its auditors, attorneys, financial advisors, bankers and other consultants and advisors and, to the extent required by law, to banking and regulatory authorities, including without limitation, the Securities and Exchange Commission.  In the event that a party receives notice that it will be compelled to disclose any Information by judicial or administrative process, such party shall provide the person who provided such Information (the “Disclosing Party”) with prompt prior written notice of such requirement so that the Disclosing Party may seek a protective order or other appropriate remedy and/or waive the terms of any confidentiality agreement applicable to such Information.

Marketer and Program Manager shall keep any non public personal information regarding borrowers or applicants that it receives under this Agreement confidential and protect the same against disclosure in the manner required by federal regulations applicable to Bank (including, without limitation, Title V of the Gramm-Leach-Bliley Act and Federal Reserve Board Regulation P) and each shall use Information received under this Agreement solely for the purposes of this Agreement. Program Manager’s permitted use of Information pursuant to this Agreement shall include, without limitation, all data use necessary to structure, price, and close a Securitization Transaction or to perform the other terms and conditions of this Agreement.

Nothing in this Section 8.01 shall prohibit Marketer from disclosing the general nature of this Agreement or of the CFS Loan Program in the course of soliciting potential Remarketing Partners.”

9.             Section 10.01 is hereby deleted. In lieu thereof, the following is inserted:

“The term of the Agreement shall be extended through July 1, 2007, whereupon the Agreement shall automatically renew for an additional one-year period on each July 1; provided, however, that any party to the Agreement may terminate the Agreement for future terms by giving the other two parties written notice of termination delivered at least ninety (90) days prior to the expiration of the then-current term.”

10.           The parties hereby adopt the following Exhibit C for the period May 1, 2005, to July 1, 2007:

[Remainder of this page in intentionally blank]

NOTE:  FIRST MARBLEHEAD CORPORATION IS NOT A PARTY TO EXHIBIT C
TO REFERRAL MARKETING AGREEMENT — COMPENSATION

PURSUANT TO ITEM 601 OF REGULATION S-K,
SUCH EXHIBIT IS NOT BEING FILED HEREWITH.

11.           Article XII of the Agreement is hereby amended as follows:

(a).          Section 12.01 is deleted and amended to read as follows:

“12.01.    Notices.  All notices, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or if mailed by Certified Mail, Return Receipt Requested, Postage Prepaid or sent by overnight courier or sent by Facsimile (answer back confirmed), as follows:

(a)	If to Bank;
Charter One Bank, N.A.
725 Canton St.
Norwood, MA 02062
Attn: Dino DiMascio
Education Finance Department
Facsimile No.: (800) 770-8864

(b)	If to Marketer;
Collegiate Funding Services, LLC
10304 Spotsylvania Avenue
Fredericksburg, VA 22408
ATTN: Clark McGhee
cc: Charles L. Terribile
Fascimile No.: (540) 368-5959

(c)	If to Program Manager:
The First Marblehead Corporation
Attn: Legal Department
800 Boylston Street, 34th Floor
Boston, MA 02199-8157
Phone: 617-638-2013
Fascimile No.: (617) 422-8866

With a copy to:
Richard P. Hackett, Esq.
Pierce Atwood
One Monument Square
Portland, ME 04101
Phone: 207-791-1280
Fascimile No.: (207) 791-1350

(d)	Or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.”

(b)           Section 12.04 is deleted and amended to read as follows:

“This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Without limiting the foregoing, the parties agree that this Agreement shall be binding on each party’s successors by merger, consolidation or acquisition.  Except as otherwise expressly provided herein, neither this Agreement nor the rights and obligations of any party hereunder, shall be assignable or transferable by such party without the prior written consent of the other parties.  Bank shall have the right to assign this Agreement to Citizens Bank of Rhode Island or to an affiliate that is a national banking association, federal savings bank, or state-chartered bank having the legal power and right under applicable law (including, without limitation, usury law in the State where it is located) to make CFS Loans at any time upon one hundred twenty (120) days’ written notice to, and the written approval of (which approval shall not be unreasonably withheld), Marketer and Program Manager. Marketer shall have the right to subcontract any services it is required to provide hereunder.  Subcontracts for telemarketing and telephone application processing shall be subject to the prior written approval by Bank and Program Manager of the identity of the subcontractor which approval shall not be unreasonably withheld.  In all cases, Marketer shall require the subcontractor to enter into a confidentiality agreement at least as restrictive as Article X hereof.  No subcontract shall relieve Marketer of any liability to perform its obligations hereunder.

(c)           Section 12.12 is added to the end of Section 12 to read as follows:

“12.12. Surviving Terms. The provisions of Article VIII (Confidentiality), Article IX (Indemnification), Article III (Compensation of Marketer), and all audit rights shall survive termination of this Agreement.”

12.           This Amendment shall be effective as of May 1, 2005 (“Crossover Date”), as follows: (a) (i) applications for CFS Loans pending on the Crossover Date will be originated, underwritten, guaranteed, and disbursed under the terms and conditions of, and shall be governed by the Agreement, as amended prior to this Amendment, and (ii) the legal commitments of any party already made to borrowers or applicants shall be fulfilled; and (b) applications for CFS Loans received on and after the Crossover Date shall be fulfilled under and governed by the terms of the Agreement, as amended by this Amendment.

13.                                 Except as expressly set forth herein, nothing in this Amendment is intended, nor shall it, release, remove, modify, alter, or amend any obligation, duty or responsibility of any party as set forth in the Agreement, as previously amended.  This Amendment may be executed in counterparts, each of which may be a fax copy of an original but all of which, taken together, shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Second Amendment as of the date first written above.

CHARTER ONE BANK, N.A.

By:	/s/ Michael McFarlane
Name:	Michael McFarlane
Title:	Senior Vice President

THE FIRST MARBLEHEAD CORPORATION

By:	/s/ Daniel Meyers
Name:	Daniel Meyers
Title:	CEO

COLLEGIATE FUNDING SERVICES, L.L.C.

By:	/s/ J.B. Morrow
Name:	J.B. Morrow
Title:	CEO